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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (Date of earliest event reported):          MARCH 17, 1997



                             ENERGY VENTURES, INC.
               (Exact name of registrant as specified in charter)


        DELAWARE                       0-7265                    04-2515019
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)


       5 POST OAK PARK, SUITE 1760,
              HOUSTON, TEXAS                                     77027-3415
   (Address of Principal Executive Offices)                      (Zip Code)




      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


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                         Exhibit Index Appears on Page 4
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ITEM 5.  OTHER EVENTS.

         On February 21, 1997, Energy Ventures, Inc., a Delaware corporation (the "Company"), entered into a Stock Purchase Agreement (the "Purchase Agreement") with Seigo Arai and Kanematsu USA Inc., a New York corporation, providing for the acquisition by the Company of TA Industries, Inc., a Delaware corporation ("TA Industries"), in exchange for approximately $64 million cash and assumed debt.

        TA Industries designs, manufactures and markets worldwide a complete line of tubular couplings and accessories under the brand names Texas Arai and Tube-Alloy. The Company intends to integrate TA Industries with the Company's drilling tools and premium tubulars division, thus creating an integrated supplier of premium tubular products and services. The Company expects to benefit from the TA Industries acquisition through manufacturing synergies, cost savings and reduced current inventory levels at TA Industries.

         The acquisition of TA Industries is subject to various conditions, including the receipt of all required regulatory approvals and the expiration of all waiting periods. Although there can be no assurance that the Purchase Agreement will close, the Company currently anticipates that the acquisition will be consummated shortly after the receipt of such regulatory approvals.

         A copy of the press releases announcing the signing of the Purchase Agreement is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

         Statements made herein that are forward-looking in nature are intended to be "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. Although the Company believes that the expectations described herein are reasonable, the actual results could differ materially from those currently anticipated. Factors that could cause results to differ materially include, changes in industry conditions and demand for oil and gas, changes in the market for premium tubular goods and couplings and delays in the ability of the Company to fully integrate the operations of TA Industries and achieve the strategic benefits described above.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         2.1     -   Stock Purchase Agreement dated as of February 21, 1997,
                     among Seigo Arai, Kanematsu USA Inc. and Energy Ventures,
                     Inc.

        99.1     -   Press Release of the Company dated February 21, 1997,
                     announcing the signing of the Purchase Agreement.





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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ENERGY VENTURES, INC.




Dated: March 17, 1997                               /s/ JAMES G. KILEY
                                               ---------------------------------
                                                        James G. Kiley
                                                      Vice President and
                                                    Chief Financial Officer



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                               INDEX TO EXHIBITS


        Number                                             Exhibit
        ------                                             -------
          2.1           Stock Purchase  Agreement dated as of  February 21, 1997,  among Seigo Arai,
                        Kanematsu USA Inc. and Energy Ventures, Inc.

         99.1           Press  Release  of  the Company  dated  February  21,  1997, announcing  the signing of the Purchase Agreement.





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